3. Significant Accounting Policies: Provisions (Policies)	12 Months Ended
Jul. 31, 2019
Policies
Provisions

(b)    Provisions

Provisions are recorded when a present legal or constructive obligation exists as a result of past events where it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate of the amount can be made. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability. At each financial position reporting date presented the Company has not incurred any provisions.